                                                                     EXHIBT 10.7

                                EMPLOYEE BENEFITS

                                       AND

                        COMPENSATION ALLOCATION AGREEMENT

                                     BETWEEN

                              PHARMACIA CORPORATION

                                       AND

                                MONSANTO COMPANY

                          DATED AS OF SEPTEMBER 1, 2000

                                TABLE OF CONTENTS

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                                                                                                  PAGE
                                                                                                  ----
      ARTICLE I.     EMPLOYEE ALLOCATION; SEVERANCE.................................................1
         1.1        Employees.......................................................................1
         1.2        Former Employees................................................................2
         1.3        Severance and Severance Pay.....................................................3
         1.4        Employment Agreements...........................................................3


      ARTICLE II.    U.S. PLANS AND STOCK PLANS.....................................................3
         2.1        Qualified Pension Plans.........................................................3
         2.2        Nonqualified Pension Plans......................................................5
         2.3        SIPs............................................................................5
         2.4        SIP Parity Plan.................................................................7
         2.5        Welfare Plans...................................................................7
         2.6        Individual Supplemental Retirement Agreements...................................9
         2.7        Deferred Payment Plan...........................................................9


      ARTICLE III.   FOREIGN PLANS AND TCN POLICY...................................................9
         3.1        In General......................................................................9
         3.2        Monsanto Company Third Country National Policy..................................9


      ARTICLE IV.    GENERAL PROVISIONS....,.......................................................10
         4.1        Recognition of Employment Service..............................................10
         4.2        Benefit Expenses...............................................................10
         4.3        Audits and Disputes............................................................11
         4.4        Indemnification................................................................12
         4.5        Transferred Employees..........................................................12
         4.6        Administration.................................................................13
         4.7        Workers' Compensation Excluded.................................................14
         4.8        Merger Agreement...............................................................14


      ARTICLE V.     MISCELLANEOUS.................................................................15
         5.1        Guarantee of Subsidiaries' Obligations.........................................15
         5.2        Sharing of Information.........................................................15
         5.3        Termination....................................................................15
         5.4        Rights to Amend or Terminate Plans.............................................15
         5.5        Complete Agreement.............................................................15
         5.6        Governing Law..................................................................15
         5.7        Notices........................................................................16
         5.8        Amendment and Modification.....................................................16
         5.9        Successors and Assigns; No Third-Party Beneficiaries...........................16
         5.10       Counterparts...................................................................16
         5.11       Interpretation.................................................................16

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
         5.12       Legal Enforceability...........................................................16
         5.13       References; Construction.......................................................16


      ARTICLE VI.    DEFINITIONS...................................................................16
         6.1        General........................................................................16

      SCHEDULE I.    CERTAIN INDIVIDUAL EMPLOYMENT AGREEMENTS

      SCHEDULE II.   HOST GROUPS

      SCHEDULE III.  COMPUTATION OF TRANSFER VALUE

      SCHEDULE IV.   TREATMENT OF FOREIGN PLANS AND CERTAIN
                     MONSANTO FOREIGN FORMER EMPLOYEES

SCHEDULE V.          INITIAL COMMITTEE MEMBERS
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                                     -ii-
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                       EMPLOYEE BENEFITS AND COMPENSATION
                              ALLOCATION AGREEMENT

                  EMPLOYEE BENEFITS AND COMPENSATION ALLOCATION AGREEMENT, dated as of September 1, 2000, by and between Pharmacia Corporation, a Delaware corporation ("Pharmacia"), and Monsanto Company, a newly formed Delaware corporation ("AgCo").

                              W I T N E S S E T H:

                  WHEREAS, AgCo and Pharmacia are entering into a Separation Agreement of even date herewith (the "Separation Agreement"), which, among other things, sets forth the principal corporate transactions required to effect the Separation and the IPO (as those terms are defined in the Separation Agreement) and sets forth other agreements that will govern certain other matters prior to and following the Separation and the IPO; and

                  WHEREAS, pursuant to the Separation Agreement, AgCo and Pharmacia desire to provide for the allocation of assets and liabilities and other matters relating to employee benefit plans and compensation arrangements;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:


                                  ARTICLE I.

                         EMPLOYEE ALLOCATION; SEVERANCE

     1.1 EMPLOYEES.

     (a) ALLOCATION. Monsanto Employees shall be classified as AgCo Employees or Pharmacia Employees for purposes of this Agreement as set forth in this Section 1.1(a). Foundation Employees who work primarily outside the U.S. shall be AgCo Employees if the AgCo Group is the Host Group for the country in which they are based, and Pharmacia Employees if the Pharmacia Group is the Host Group in such country. The Foundation Employees providing shared services under the Services Agreement shall be Pharmacia Employees. Except as set forth above or as agreed by AgCo and Pharmacia and reflected in their human resources data bank, (i) individuals who are, immediately before the Separation Date, Monsanto Employees working exclusively in the Monsanto Business, including those in corporate staff positions that support exclusively the Monsanto Business, shall be considered AgCo Employees; (ii) individuals who are, immediately before the Separation Date, Monsanto Employees working exclusively in the Pharmacia Business, including those in corporate staff positions that support exclusively the Pharmacia Business, shall be considered Pharmacia Employees; (iii) Foundation Employees who work primarily in St. Louis, Missouri shall be AgCo Employees; and
(iv) Foundation Employees who work primarily in Chicago, Illinois, shall be Pharmacia Employees.

     (b) TRANSFERS. AgCo and Pharmacia shall take all steps necessary and appropriate so that, on or immediately after the Separation Date, all AgCo Employees are employed by a member of the AgCo Group and all Pharmacia Employees are employed by a member of the Pharmacia Group. Such steps shall include, where employment does not continue by operation of law or where otherwise necessary or appropriate under local law, making employment offers and/or transferring contracts of employment.

     (c) RESIGNATIONS. Except as otherwise agreed by Pharmacia and AgCo, effective as of the Separation Date, all AgCo Employees who are acting as directors or officers of any member of the Pharmacia Group shall resign from such positions, and all Pharmacia Employees who are acting as directors or officers of any member of the AgCo Group other than AgCo shall resign from such positions.

     1.2 FORMER EMPLOYEES.

     (a) U.S. FORMER EMPLOYEES. Monsanto U.S. Former Employees who are, as of the Separation Date, participating in any of the subplans of the Monsanto Retiree Medical Plan other than the Pharmacia Retained Retiree Medical Subplans, or who would be so participating if they had been eligible for retiree medical benefits at the time they ceased to be Employees of the Monsanto Group, shall be classified as AgCo Former Employees. Monsanto U.S. Former Employees who are, as of the Separation Date, participating in the Pharmacia Retained Retiree Medical Subplans, or who would be so participating if they had been eligible for retiree medical benefits at the time they ceased to be Employees of the Monsanto Group, shall be classified as Pharmacia Former Employees. Notwithstanding any other provision of this Agreement, in the event that an AgCo Employee has announced his or her intention to retire under the Monsanto Pension Plan with a retirement date that occurs on or before the IPO Closing Date, such individual shall be transferred to the Pharmacia Group before his or her retirement date and shall be treated, from and after such retirement, as a Pharmacia Former Employee.

     (b) FOREIGN FORMER EMPLOYEES. Except as specifically provided in Schedule IV, individuals who are Monsanto Foreign Former Employees immediately before the Separation Date shall be classified as AgCo Former Employees or Pharmacia Former Employees based upon a good faith determination by AgCo and Pharmacia of which of the following categories properly characterizes such individuals' most recent active employment with any member of the Monsanto Group. If such employment was primarily in the Monsanto Business, such individual shall be classified as an AgCo Former Employee. If such employment was primarily in the Pharmacia Business, such individual shall be classified as a Pharmacia Former Employee. If such employment was not primarily in one such business (for example, a corporate staff position), such individual shall be classified as an AgCo Former Employee if such employment was in a country for which the AgCo Group is the Host Group, and a Pharmacia Former Employee if it was in a country for which the Pharmacia Group is the Host Group. Notwithstanding the foregoing, if at any time on or before December 31, 2000, AgCo and Pharmacia determine that any one or more such individuals were so classified in error and agree to correct such error, such individuals shall be re-classified, and AgCo and Pharmacia shall use their reasonable best efforts to implement the terms of this Agreement as they apply to such individuals as if such individuals had been correctly classified as of the Separation Date.

     1.3 SEVERANCE AND SEVERANCE PAY.

     (a) NO TERMINATION. AgCo and Pharmacia agree that, except as specifically provided by law, individuals who become AgCo Employees pursuant to Section 1.1 shall not be deemed to have experienced a termination or severance of employment from the Pharmacia Group for purposes of any Plan that provides for the payment of severance, redundancy, salary continuation or similar benefits (a "Severance Plan").

     (b) SEPARATION PAY PLANS. AgCo shall establish a separation pay plan (the "AgCo Separation Pay Plan"), effective as of the Separation Date, that is substantially similar to the Monsanto Separation Plan. Effective as of the Separation Date, the AgCo Employees shall cease to be covered by the Monsanto Separation Plan and shall begin to be covered by the AgCo Separation Pay Plan.

     (c) SEVERANCE LIABILITIES. The AgCo Group shall assume and be solely responsible for all Severance Liabilities of the Monsanto Group arising in connection with claims made by or on behalf of AgCo Employees and AgCo Former Employees arising before, on or after the Separation Date. Notwithstanding the foregoing, Pharmacia shall be solely responsible for all Severance Liabilities arising in connection with actual or constructive terminations of employment on or before the second anniversary of the Separation Date to or with respect to
(i) AgCo Employees who are Foundation Employees and whose employment with the AgCo Group subsequently terminates, and (ii) Employees designated as AgCo Employees or Pharmacia Employees who exercise their rights, under local law, to refuse transfer to the employment of a member of the AgCo Group or the Pharmacia Group, as applicable.

     1.4 EMPLOYMENT AGREEMENTS. Effective as of the Separation Date: (a) the members of the AgCo Group shall assume or retain and be responsible for all Liabilities of the Monsanto Group (i) pursuant to Sections 3, 4 and 5 of the agreements listed on Schedule I and (ii) to or relating to AgCo Employees under individual employment agreements other than those listed on Schedule I; and (b) the members of the Pharmacia Group shall assume or retain and be responsible for
(A) all Liabilities of the Monsanto Group to or relating to Pharmacia Employees under individual employment agreements and (B) all other Liabilities of the Monsanto Group under the individual employment agreements listed on Schedule I, in each case, with such modifications as may be agreed to by the AgCo Group and such AgCo Employees or the Pharmacia Group and such Pharmacia Employees, respectively.

                                  ARTICLE II.

                           U.S. PLANS AND STOCK PLANS

     2.1 QUALIFIED PENSION PLANS.

     (a) MONSANTO PENSION PLAN. Until the Pension Transfer Date, the members of the AgCo Group shall be participating employers, and AgCo Participants shall continue to participate, in the Monsanto Pension Plan.

     (b) AGCO PENSION PLAN.

         (i) At such time as Pharmacia may request, AgCo shall establish a defined benefit pension plan designed to be a qualified plan under Section 401(a) of the Code (the "AgCo Pension Plan") to provide benefits to AgCo Employees, and to accept the transfer of assets and assumption of Liabilities provided for in Section 2.1(b)(ii). Initially, the AgCo Pension Plan shall be identical in all material respects to the Monsanto Pension Plan (including without limitation the DEKALB frozen benefits structure), subject to such changes as AgCo may determine to be necessary or appropriate to comply with the requirements of qualification under Section 401(a) of the Code. AgCo shall seek a determination letter with respect to the AgCo Pension Plan, and the AgCo Employees shall not begin to accrue benefits under the AgCo Pension Plan, and such transfer and assumption shall not take place, until the first business day of the first month that begins at least 60 days after AgCo receives such determination letter or such later date as Pharmacia may determine (the date on which such accruals begin and such transfer and assumption is effective, the "Pension Transfer Date").

         (ii) Except as specifically set forth in Section 2.1(b)(iii) and
Article IV, subject to the completion of the asset transfer described in the next sentence, and effective as of the Pension Transfer Date: (A) the Monsanto Pension Plan shall transfer to the AgCo Pension Plan, and the AgCo Pension Plan and the members of the AgCo Group shall assume and be responsible for, all Liabilities of the Monsanto Pension Plan with respect to benefits accrued by AgCo Participants through the Pension Transfer Date (including without limitation pursuant to the DEKALB frozen benefits structure); and (B) the members of the Pharmacia Group shall have no further responsibility for such Liabilities. As soon as administratively feasible after the Pension Transfer Date, there shall be transferred from the trust funding the Monsanto Pension Plan to the trust designated to fund the AgCo Pension Plan (which may have the same trustee as the former trust and which may be part of a master trust with the former trust) a portion of each of the assets thereof, having a value, as of the Pension Transfer Date, equal to the Transfer Value, but in no event less than the amount required to be transferred under Section 414(l) of the Code. All determinations required to implement the foregoing transfer of assets shall be reasonably and equitably made by the Enrolled Actuary in accordance with
Schedule III hereto. The Enrolled Actuary shall make an initial estimate of the Transfer Value within 30 days after the Pension Transfer Date, and an initial transfer of assets equal to such estimated Transfer Value shall be made promptly thereafter. The final calculation of the Transfer Value shall be completed as soon as practicable, and a true-up transfer will be made promptly following the expiration of the 30-day period provided for in Section 2.1(c) and, if applicable, the resolution of any disagreement pursuant to Section 2.1(c), such transfer to include an interest adjustment from the Pension Transfer Date to the date of the true-up transfer at the Interest Rate, as defined on Schedule III.

         (iii) Notwithstanding the foregoing, if Pharmacia determines that the transfer of liabilities and assets in the manner provided for in Section 2.1(b)(ii) would violate any applicable requirements of the Code or ERISA, or could reasonably be expected to result in the PBGC's taking action to terminate the Monsanto Pension Plan, then Pharmacia and AgCo shall cooperate to implement such transfer in a manner that reaches as close as possible to the same results without any such violation.

         (c) IMPLEMENTATION. AgCo and Pharmacia shall cooperate in (i) making all amendments to the Monsanto Pension Plan and all appropriate filings required under the Code or ERISA and any applicable securities laws, (ii) implementing all appropriate communications with participants, (iii) transferring appropriate records, and (iv) taking all such other actions as may be necessary and appropriate to implement the provisions of this Section 2.1 in a timely manner. If AgCo or Pharmacia disagrees with any determination by the Enrolled Actuary pursuant to this Section 2.1, the disagreeing party shall have the right, within 30 days after receipt of notice of such determination, to engage, at its own expense, an independent expert to make the determination of such amount. If the amount determined by such independent experts should differ, such amount shall be reasonably and equitably determined by another independent expert selected by agreement between or among the Enrolled Actuary and such independent experts.

         (d) RETENTION OF LIABILITIES. Except as specifically set forth in this
Section 2.1 or in Article IV, the members of the Pharmacia Group shall assume or retain, as the case may be, and be solely responsible for, all Liabilities of the Monsanto Group under the Monsanto Pension Plan.

         2.2 NONQUALIFIED PENSION PLANS. From the Separation Date through the Pension Transfer Date, the members of the AgCo Group shall be participating employers, and the AgCo Participants shall continue to participate, in the Monsanto Non-Qualified Pension Plans. Effective as of the Pension Transfer Date, the AgCo Group shall establish non-qualified pension plans that initially are substantially similar to the Monsanto Non-Qualified Pension Plans to provide benefits to AgCo Participants from and after the Pension Transfer Date. From and after the Pension Transfer Date, except as specifically set forth in Article IV, the AgCo Group shall assume and be solely responsible for all Liabilities of the Monsanto Group for or relating to benefits accrued through the Pension Transfer Date by or with respect to AgCo Participants under the Monsanto Non-Qualified Pension Plans and the Pharmacia Group shall retain and be solely responsible for all other Liabilities under the Monsanto Non-Qualified Pension Plans.

         2.3 SIPS.

         (a) MONSANTO SIP. Until the SIP Transfer Date, the members of the AgCo Group shall be participating employers, and AgCo Participants shall continue to participate, in the Monsanto SIP.

         (b) AGCO SIP. Effective as of, or as soon as administratively feasible after, January 1, 2001, AgCo shall establish a defined contribution plan designed to be a qualified plan under Section 401(a) of the Code (the "AgCo SIP") and a related trust (the "AgCo SIP Trust") (which may have the same trustee as the Monsanto SIP Trust and which may be part of a master trust with the Monsanto SIP Trust) to assume Liabilities of and receive the transfers of assets from the Monsanto SIP and the Monsanto SIP Trust as provided for in this
Section 2.3 (the date on which such transfers are effective, the "SIP Transfer Date"). Initially, the AgCo SIP shall be identical in all material respects to the Monsanto SIP.

         (c) TRANSFER OF ACCOUNTS. AgCo and Pharmacia shall cause the balances of all accounts established pursuant to and/or governed by the Monsanto SIP of the participants in the Monsanto SIP who are, as of the SIP Transfer Date, AgCo Participants to be transferred to the AgCo SIP and the AgCo SIP Trust. The transfer of such accounts shall be made (i) in kind, to the extent the assets thereof consist of Employer Securities, and (ii) otherwise in cash, securities, other property or a combination thereof, as agreed by Pharmacia and AgCo, but shall be effected, where practicable, in kind, so as to preserve each such participant's investment elections as in effect on the date of such transfer. Any Employer Securities transferred to the AgCo SIP in accordance with the foregoing that constituted ESOP Financed Shares immediately before the SIP Transfer Date shall be considered ESOP Financed Shares in the AgCo SIP.

         (d) ESOP RESTRUCTURING. Effective as of the SIP Transfer Date, in a manner and on such terms and conditions as are consistent with applicable fiduciary requirements, one or more of the Existing Monsanto ESOP Securities shall be restructured into two separate obligations, with one of such obligations (each, an "AgCo ESOP Security") being assumable or issued by the AgCo SIP and the remainder thereof (each, a "New Monsanto ESOP Security") being issued by the Monsanto SIP. The aggregate principal amount of the AgCo ESOP Securities shall be as nearly as possible equal to (i) the aggregate principal amount of the Existing Monsanto ESOP Securities immediately before such restructuring times (ii) the ESOP Fraction, and the aggregate principal amount of the New Monsanto ESOP Securities and any Existing Monsanto ESOP Securities that are not so restructured shall equal the excess of (I) the aggregate principal amount of the Existing Monsanto ESOP Securities immediately before such restructuring over (II) the aggregate principal amount of the AgCo ESOP Securities. The AgCo ESOP Securities may include one or more loans from AgCo and/or one or more loans from Pharmacia that are assignable to AgCo (collectively, the "AgCo ESOP Loan"). Pharmacia and AgCo shall use their reasonable best efforts, in a manner and on such terms and conditions as are consistent with applicable fiduciary requirements, to cause the terms of the AgCo ESOP Securities and New Monsanto ESOP Securities to be as favorable to AgCo and the AgCo SIP Trust and to Pharmacia and the Monsanto SIP Trust, respectively, as the terms of the Existing Monsanto ESOP Securities, to the extent possible. Effective as of the SIP Transfer Date: (i) the AgCo SIP Trust shall assume all obligations of the Monsanto SIP Trust (if any) under the AgCo ESOP Securities; (ii) Pharmacia shall be released from any guarantees it has given with respect to the AgCo ESOP Securities, and AgCo shall provide such guarantees; and (iii) Pharmacia shall assign all of its rights (if any) under the AgCo ESOP Loan to AgCo. Subject to and upon the completion of the restructuring, assumption, release and assignment described in the preceding sentences of this Section 2.3(d), the trustee of the Monsanto SIP Trust shall transfer to the AgCo SIP Trust a PRO RATA portion of each of the assets held in each of the ESOP Interim Account, the Monsanto ESOP Payment Account and the ESOP Suspense Account established pursuant to Section 19 of the Monsanto SIP, representing a percentage of such assets that equals the ESOP Fraction, and such accounts shall be accepted by the AgCo SIP and the AgCo SIP Trust.

(e) IMPLEMENTATION. AgCo and Pharmacia shall cooperate in making all appropriate plan amendments, making all filings required under the Code or ERISA and any applicable securities laws, implementing all appropriate communications with participants, maintaining and transferring appropriate records, and taking all such other actions as may be necessary and appropriate to implement the provisions of this Section 2.3 and to cause the transfers of assets and Liabilities pursuant to Sections 2.3(c) and 2.3(d) to take place effective as of or as soon as administratively feasible after January 1, 2001; PROVIDED, HOWEVER, that such transfers shall not take place before the receipt of an opinion of counsel satisfactory to Pharmacia and AgCo to the effect that the AgCo SIP is in form qualified under Section 401(a) of the Code, the employee stock ownership plan portion of the AgCo SIP is in form qualified under Section 4975 of the Code and the AgCo SIP Trust is in form exempt under Section 501(a) of the Code.

         (f) ASSUMPTION OF LIABILITIES. Except as specifically set forth in this
Section 2.3 or in Article IV, subject to the completion of the transfers provided for in Sections 2.3(c) and 2.3(d), and effective as of the SIP Transfer Date, the members of the AgCo Group and the AgCo SIP shall assume or retain, as the case may be, and shall be solely responsible for all Liabilities of the Monsanto Group to or with respect to AgCo Participants under the Monsanto SIP, and the members of the Pharmacia Group shall assume or retain, as the case may be, and be solely responsible for, all other Liabilities of the Monsanto Group under the Monsanto SIP. The members of the AgCo Group and the AgCo SIP shall be solely responsible for all Liabilities arising out of or relating to the AgCo SIP.

         2.4 SIP PARITY PLAN. From the Separation Date through the SIP Transfer Date, the members of the AgCo Group shall be participating employers, and AgCo Participants shall continue to participate, in the Monsanto SIP Parity Plan. Effective as of the SIP Transfer Date, the AgCo Group shall establish a non-qualified defined contribution plan that initially is identical in all material respects to the Monsanto SIP Parity Plan to provide benefits to AgCo Participants from and after the SIP Transfer Date. From and after the SIP Transfer Date, except as specifically set forth in Article IV, the members of the AgCo Group shall assume and be solely responsible for all Liabilities of the Monsanto Group for or relating to benefits accrued through the SIP Transfer Date by or with respect to AgCo Participants under the Monsanto SIP Parity Plan and the Pharmacia Group shall retain and be solely responsible for all other Liabilities under the Monsanto SIP Parity Plan.

         2.5 WELFARE PLANS.

         (a) IN GENERAL. Except as specifically set forth in this Section 2.5, AgCo and Pharmacia shall take, and shall cause the members of their respective Groups to take, all actions necessary or appropriate so that, (i) effective as of, or as soon as practicable after, the Separation Date, AgCo shall have assumed sponsorship of the Monsanto U.S. Welfare Plans, (ii) the members of the Pharmacia Group shall be participating employers therein, and (iii) Pharmacia Participants shall continue to participate therein, through December 31, 2001 or such earlier date as AgCo and Pharmacia may agree. AgCo and Pharmacia shall use reasonable best efforts to assign to AgCo all insurance contracts that insure benefits under any of the Monsanto U.S. Welfare Plans. Effective as of January 1, 2002 or such earlier date as AgCo and Pharmacia may agree, the Pharmacia Group shall establish its own U.S. Welfare Plans (the "New Pharmacia U.S. Welfare Plans") to cover Pharmacia Participants, and the members of the Pharmacia Group shall cease to be participating employers, and Pharmacia Participants shall cease to participate, in the Monsanto U.S. Welfare Plans. Each New Pharmacia U.S. Welfare Plan shall, to the extent permitted by applicable law, provide benefits to Pharmacia Participants without interruption or change solely as a result of the transition from the corresponding Monsanto U.S. Welfare Plan, and, without limiting the generality of the foregoing, shall:
(i) to the extent applicable, recognize
all amounts applied to deductibles, out-of-pocket maximums and lifetime maximum benefits with respect to Pharmacia Participants under the corresponding Monsanto U.S. Welfare Plan for the plan year (if any) during which they begin to participate in the New Pharmacia U.S. Welfare Plan and for prior periods (if applicable); (ii) to the extent applicable, not impose any limitations on coverage of pre-existing conditions of Pharmacia Participants, except to the extent such limitations applied to such Pharmacia Participants under the corresponding Monsanto U.S. Welfare Plan immediately before they begin to participate in such New Pharmacia U.S. Welfare Plan; and (iii) not impose any other conditions (such as proof of good health, evidence of insurability or a requirement of a physical examination) upon the participation by Pharmacia Participants who were participating in the corresponding Monsanto U.S. Welfare Plan immediately before such New Pharmacia U.S. Welfare Plan became effective.

         (b) RETIREE WELFARE PLANS. AgCo shall establish, effective as of the Separation Date, one or more retiree medical and life insurance benefit plans (collectively, the "AgCo 2000 Retiree Welfare Plan"), to provide benefits to eligible AgCo Participants. The AgCo 2000 Retiree Welfare Plan initially shall include subplans that provide benefits that are identical in all material respects to the benefits provided immediately before the Separation Date under each of the subplans of the Monsanto Retiree Welfare Plans other than the Pharmacia Retained Retiree Welfare Subplans. From and after the Separation Date, except as set forth in Article IV: (i) the members of the AgCo Group shall be solely responsible for all Liabilities under all subplans of the AgCo 2000 Retiree Welfare Plans; and (ii) the members of the Pharmacia Group shall assume or retain, as the case may be, and be solely responsible for, all Liabilities of the Monsanto Group under the Pharmacia Retained Retiree Welfare Subplans. Effective as of the Separation Date, Pharmacia shall cause all subplans of the Monsanto Retiree Welfare Plans other than the Pharmacia Retained Retiree Welfare Subplans to be terminated.

         (c) PREMIUM HOLIDAY. It is anticipated that because of the receipt of proceeds attributable to the demutualization of the Metropolitan Life Insurance Company allocable to employee-paid premiums, participants in certain of the Monsanto U.S. Welfare Plans will enjoy a premium holiday for some portion of the period during which both AgCo Participants and Pharmacia Participants will be participating in those plans. AgCo and Pharmacia agree that any such premium holiday will apply to AgCo Participants and Pharmacia Participants on the same basis, without discrimination on the basis of their status as AgCo Participants or Pharmacia Participants, respectively.

         (d) SPLIT DOLLAR POLICIES. AgCo and Pharmacia shall take all actions necessary or appropriate to assign to AgCo, effective as of the Separation Date, all of the rights and interests of the Monsanto Group in the split dollar life insurance policies insuring the lives of AgCo Participants pursuant to the Split Dollar Life Insurance Program (such policies, the "Assigned Split Dollar Policies"). Such actions shall include AgCo's acceptance of any collateral assignments, policy endorsements or such other documentation executed by or on behalf of such AgCo Participants or any trustee of any trust to which any AgCo Participant's policy rights or incidents of ownership under the Assigned Split Dollar Policies have been assigned, and AgCo's entering into such agreements as may be necessary to fulfill any obligations of Pharmacia to any insurance company or insurance agent or broker under the Assigned Split Dollar Policies. From and after the date of the assignment of any Assigned Split Dollar Policy to AgCo, AgCo shall assume and be solely responsible for all Liabilities, and shall be entitled to all benefits, of the Monsanto Group to the applicable AgCo Participant under the Split Dollar Life Insurance Program, including under such policies and any related agreements entered into by such AgCo Participant or any such trustee.

         (e) CERTAIN RESERVES. AgCo and Pharmacia shall take all action necessary or appropriate to cause Metropolitan Life Insurance Company to partition between AgCo and Pharmacia, effective as of the Separation Date, the rate stabilization reserves maintained in connection with the Monsanto Company Salaried and Non-Union Hourly Employees' Term Life Insurance Plan, the Monsanto Company Salaried and Non-Union Employees' Dependent Term Life Insurance Plan, the Monsanto Company Hourly-Paid Employees' Group Life Insurance and Sickness Plan-Union, and the Monsanto Company Optional Life Insurance Plan-Union, based upon the relative dollar amount of premiums to be paid by each of them with respect to the coverage to which such reserves relate, determined immediately after the Separation Date.

         2.6 INDIVIDUAL SUPPLEMENTAL RETIREMENT AGREEMENTS. Except as specifically set forth in Article IV, and effective as of the Separation Date, the members of the AgCo Group shall assume and be solely responsible for all Liabilities of the Monsanto Group to or relating to AgCo Participants under all Monsanto Individual Supplemental Retirement Agreements. Except as specifically set forth in Article IV, and effective as of the Separation Date, Pharmacia shall assume or retain, and be solely responsible for, all Liabilities of the Monsanto Group to or relating to Pharmacia Participants under all Monsanto Individual Supplemental Retirement Agreements.

         2.7 DEFERRED PAYMENT PLAN. Effective as of the Separation Date, the AgCo Group shall establish a non-qualified deferred compensation plan that initially is substantially similar to the Monsanto Deferred Payment Plan to provide benefits to AgCo Participants from and after the Separation Date. From and after the Separation Date, except as specifically set forth in Article IV, the AgCo Group shall assume and be solely responsible for all Liabilities of the Monsanto Group for or relating to benefits accrued through the Separation Date by or with respect to AgCo Participants under the Monsanto Deferred Payment Plan and the Pharmacia Group shall retain and be solely responsible for all other Liabilities under the Monsanto Deferred Payment Plan.

                                  ARTICLE III.

                          FOREIGN PLANS AND TCN POLICY

         3.1 IN GENERAL. The manner in which Foreign Plans shall be treated is set forth on Schedule IV.

         3.2 MONSANTO COMPANY THIRD COUNTRY NATIONAL POLICY. From and after the Separation Date, except as specifically set forth in Article IV, the members of the AgCo Group shall assume or retain, as applicable, and be solely responsible for all Liabilities of the Monsanto Group to or relating to benefits accrued through the Separation Date by or with respect to AgCo Participants under the TCN Policy, and the members of the Pharmacia Group shall assume or retain, as applicable, and be solely responsible for all other Liabilities under the TCN Policy.

                                  ARTICLE IV.

                               GENERAL PROVISIONS

         4.1 RECOGNITION OF EMPLOYMENT SERVICE. To the extent permitted by applicable law, and except as would result in duplication of benefits: (a) all AgCo Plans shall recognize, as service with the AgCo Group, service by AgCo Employees with any member of the Monsanto Group before the Separation Date and, in the case of any Transferred Employee, service with any member of the Pharmacia Group before the Transfer; (b) all Pharmacia Plans shall recognize, as service with the Pharmacia Group, service by any Transferred Employee with any member of the AgCo Group before the Transfer; (c) all AgCo Plans shall recognize, as compensation from the AgCo Group, all compensation from any member of the Monsanto Group before the Separation Date, and, in the case of any Transferred Employee, compensation from any member of the Pharmacia Group before the Transfer, for purposes of determining pay and benefits under any Severance Plan; and (d) all Pharmacia Plans shall recognize, as compensation from the Pharmacia Group, all compensation of any Transferred Employee from any member of the AgCo Group before the Transfer, for purposes of determining pay and benefits under any Severance Plan.

         4.2 BENEFIT EXPENSES.

         (a) IN GENERAL. During all periods when AgCo Participants are participating in U.S. Plans sponsored by the Pharmacia Group or Pharmacia Participants are participating in U.S. Plans sponsored by the AgCo Group, AgCo or Pharmacia, as applicable, shall bear the expenses of such participation, in accordance with this Section 4.2. In addition, through December 31, 2000, Pharmacia shall provide joint payment services with respect to U.S. Welfare Plans and AgCo shall reimburse Pharmacia for the expenses of benefits under U.S. Welfare Plans provided to AgCo Participants, as set forth in Section 4.2(b). Finally, if the AgCo Group or the Pharmacia Group is obligated to pay any third party administrative expenses or similar charges with respect to any U.S. Plans in which Pharmacia Participants or AgCo Participants, as applicable, are participating, then Pharmacia shall reimburse AgCo, or AgCo shall reimburse Pharmacia, as applicable, for its share thereof, as follows: (i) the Group paying such expenses and charges shall seek to have the third party provide separate statements of such expenses and charges attributable to AgCo Participants, on the one hand, and Pharmacia Participants, on the other hand, and if such separate statements are provided, each Group shall bear the expenses and charges shown on its separate statement; and (ii) if such separate statements are not provided, the AgCo Group and the Pharmacia Group shall share such expenses and charges in proportion to the relative numbers of participants in the relevant U.S. Plan, determined as of the beginning of the period to which the expenses and charges relate, who are AgCo Participants and Pharmacia Participants.

         (b) U.S. WELFARE PLANS. During the period ending December 31, 2001, Pharmacia shall make all payments to third parties required to be made pursuant to all Monsanto U.S. Welfare Plans (including the AgCo 2000 Retiree Welfare Plans), and AgCo shall reimburse Pharmacia for the expense of providing benefits with respect to claims incurred by AgCo Participants on or before December 31, 2000, based upon the payroll overhead loader rate that has previously been established for the year 2000. As soon as practicable after December 31,

2000, the administrator of each such Plan shall determine, in a manner consistent with the current practice of the Monsanto Group, the actual costs of such participation by AgCo Participants, and there shall be a true-up payment, as and to the extent necessary to reflect the differences between such actual costs and the periodic charges already reimbursed. AgCo shall pay directly all expenses of the AgCo 2000 Retiree Welfare Plan for claims incurred on or after January 1, 2001. In addition, AgCo and Pharmacia shall cooperate to ensure that each third-party provider to any U.S. Welfare Plan provides separate invoices for AgCo Participants and Pharmacia Participants for all claims incurred on or after January 1, 2001, and each of them shall pay such invoices directly.

         (c) MONSANTO SIP. AgCo shall pay to Pharmacia an amount equal to the cost basis of the Monsanto SIP Trust for all shares of Pharmacia common stock that are allocated to the accounts of AgCo Participants in the Monsanto SIP during the period from the Separation Date through the day before the SIP Transfer Date, as and when such allocations are made pursuant to the Monsanto SIP.

         (d) MONSANTO PENSION PLAN. If Pharmacia becomes obligated to make any contribution to the Monsanto Pension Plan with respect to any plan year or portion of a plan year that ends before the Pension Transfer Date, AgCo shall pay to Pharmacia a percentage of such contribution, equal to the percentage of the normal costs, as determined pursuant to Section 412 of the Code, for such plan year or portion thereof that is attributable to AgCo Participants.

         (e) FUNDED FOREIGN PENSION PLANS. If any member of the AgCo Group or the Pharmacia Group becomes obligated to make any contribution to any Foreign Plan that is a funded pension plan at a time when both AgCo Participants and Pharmacia Participants are actively participating therein, such contribution shall be borne by AgCo and Pharmacia as set forth in Schedule IV.

         (f) NONQUALIFIED AND UNFUNDED PENSION PLANS. AgCo shall pay directly, or reimburse Pharmacia for the amount of all benefit payments made after the Separation Date to AgCo Participants pursuant to the Monsanto Non-Qualified Pension Plans, the SIP Parity Plan and all Foreign Plans that are "pension plans" within the meaning of Section 3(3) of ERISA to the extent benefits under such Foreign Plans are not provided from any trust fund, insurance policy or other funding vehicle.

         (g) FOREIGN WELFARE PLANS. AgCo and Pharmacia shall cooperate to develop and implement appropriate methodologies to accomplish a similar cost-sharing for Foreign Plans that are Welfare Plans which methodologies shall, where possible and consistent with the foregoing, be consistent with the current practice of the Monsanto Group with respect to such Foreign Plans.

         4.3 AUDITS AND DISPUTES

         (a) ALLOCATION OF LIABILITIES. (i) If any audit, examination or similar proceeding with respect to any Old Monsanto Plan, AgCo Plan or Pharmacia Plan by the U.S. Internal Revenue Service, the U.S. Department of Labor or any other governmental authority, or any litigation arising out of such an audit, examination or similar proceeding, that pertains (in whole or in part) to a period before the Separation Date (with respect to an Old Monsanto Plan) or to a period during which both AgCo Participants and Pharmacia Participants are participating in such AgCo Plan or Pharmacia Plan, as applicable, results in the imposition of any Liability, then the portion of such Liability that pertains to a period before the Separation Date or during such joint participation, as applicable (an "Audit Liability"), shall be allocated between AgCo and Pharmacia as set forth in this Section 4.3, PROVIDED that the term "Audit Liability" shall not include any portion of such a Liability that results from the loss of any compensation deduction or any related interest or penalties (which shall be governed by the Tax Sharing Agreement); and PROVIDED, FURTHER, that AgCo and Pharmacia shall each bear half of any legal fees and expenses reasonably incurred by either of them in connection with any such proceeding or litigation.

         (ii) To the extent that an Audit Liability takes the form of a payment to any AgCo Participant or Pharmacia Participant of a benefit under a Plan, a payment in lieu of such a benefit, a contribution to a trust or other funding vehicle relating to a Plan, or interest on such a payment or contribution, such Audit Liability shall be allocated between AgCo and Pharmacia in accordance with the extent to which it is attributable to AgCo Participants or Pharmacia Participants, respectively.

         (iii) To the extent that an Audit Liability relates to any event or circumstance involving the employee stock ownership plan portion of the Monsanto SIP (other than an Audit Liability addressed in Section 4.3(a)(ii)) that occurred or arose on or before the SIP Transfer Date, a portion of such Audit Liability equal to the ESOP Fraction shall be allocated to AgCo, and the remainder thereof shall be allocated to Pharmacia.

         (iv) Any Audit Liability not addressed in Section 4.3(a)(ii) or 4.3(a)(iii) above that takes the form of a penalty, fine or other Liability imposed as a result of the manner in which a Plan was administered (including as a result of the failure to make a required filing or participant communication) shall be allocated between AgCo and Pharmacia in proportion to the relative numbers of participants in the relevant Plan, determined immediately before the Separation, who are classified as AgCo Participants and Pharmacia Participants as of the Separation Date.

         (b) OTHER. If an Audit Liability arises, the allocation of which is not addressed in Section 4.3(a), or if there arises any other dispute concerning the allocation of Audit Liabilities, such allocation or dispute shall be subject to
Article VI of the Separation Agreement. Any dispute arising under Section 2.1(c) or any other dispute, controversy or claim arising out of or relating to this Agreement shall also be governed by Article VI of the Separation Agreement.

         4.4 INDEMNIFICATION. All Liabilities retained or assumed by or allocated to the AgCo Group pursuant to this Agreement shall be deemed to be Monsanto Liabilities pursuant to the Separation Agreement, and all Liabilities retained or assumed by or allocated to Pharmacia or any other members of the Pharmacia Group pursuant to this Agreement shall be deemed to be Pharmacia Liabilities pursuant to the Separation Agreement, and, in each case, shall be subject to the indemnification provisions set forth in Sections 3.03 and 3.04 of the Separation Agreement.

         4.5 TRANSFERRED EMPLOYEES. As a result of uncertainties regarding the respective business needs of the AgCo Group and the Pharmacia Group, certain individuals who become AgCo Employees or Pharmacia Employees at the Separation
Date may subsequently Transfer to the Pharmacia Group or the AgCo Group, respectively. AgCo and Pharmacia shall use reasonable best efforts to provide such Transferred Employees with a smooth transition with respect to employee benefits, including, where appropriate, by transfer of Plan assets and Liabilities with respect to the benefits of Transferred Employees under Plans in a manner similar to that provided under Articles II and III.

         4.6 ADMINISTRATION.

         (a) COMMITTEE STRUCTURE. For so long as AgCo and Pharmacia are treated as a single employer pursuant to Section 414(b) or (c) of the Code, the committee structure set forth in this Section 4.6 shall govern with respect to all AgCo Employee Benefit Plans and Pharmacia Employee Benefit Plans.

         (b) OVERSIGHT COMMITTEE. A committee called the Global Employee Benefits Oversight Committee (the "Oversight Committee"), consisting initially of the persons holding the offices set forth in Schedule V, shall exercise all settlor functions with respect to all AgCo Employee Benefit Plans and Pharmacia Employee Benefit Plans that either are subject to ERISA or are Foreign Plans, in each case, to the extent any one exercise of such a function is expected to involve contributions and/or expenses in excess of $100,000 per year. The Chief Executive Officer of AgCo shall have the power to remove, replace and appoint the members of the Oversight Committee who represent AgCo, and the Chief Executive Officer of Pharmacia shall serve as the chairperson of the Oversight Committee and shall have the power to remove, replace and appoint the members of the Oversight Committee who represent Pharmacia; PROVIDED, that such committee shall at all times include voting members representing both AgCo and Pharmacia, with the latter not to exceed the former by more than two members.

         (c) INVESTMENT COMMITTEE. A committee called the Global Benefits Investment Committee (the "Investment Committee") shall serve as the named fiduciary responsible for investment of assets of all funded AgCo Employee Benefit Plans and Pharmacia Employee Benefit Plans that are subject to ERISA, and shall have responsibility for overseeing the investment of plan assets of all AgCo Employee Benefit Plans and Pharmacia Employee Benefit Plans that are funded Foreign Plans. The Oversight Committee shall have the power to remove, replace and appoint members of the Investment Committee, PROVIDED that such committee shall at all times include voting members representing both AgCo and Pharmacia, with the latter not to exceed the former by more than two members.

         (d) AGCO COMMITTEES. A committee called the "Monsanto Internal People Committee," consisting initially of the individuals identified on Schedule V, shall (i) exercise with respect to all AgCo Plans all settlor and employer functions that are not made the responsibility of the Oversight Committee pursuant to Section 4.6(b) and (ii) shall make recommendations to the Oversight Committee as to how the Oversight Committee shall exercise its responsibilities with respect to all AgCo Plans. A Committee called the "Monsanto Employee Benefits Plan Committee," consisting initially of the individuals identified on
Schedule V, shall be the named fiduciary with responsibility for administering all AgCo Plans, except as provided in Section 4.6(f). The Board of Directors of AgCo or its delegee shall have the power to remove, replace and appoint members of the Monsanto Internal People Committee and the Monsanto Employee Benefits Plan Committee.

         (e) PHARMACIA ADMINISTRATIVE COMMITTEE - U.S. PLANS. A committee called the "Pharmacia Administrative Committee - U.S. Plans" shall (i) be the named fiduciary with responsibility for administering all Pharmacia Employee Benefit Plans that are subject to ERISA, except as provided in Section 4.6(f), and (ii) exercise with respect to all Pharmacia Employee Benefit Plans all settlor and employer functions that are not made the responsibility of the Oversight Committee pursuant to Section 4.6(b). The Oversight Committee shall have the power to remove, replace and appoint members of the Pharmacia Administrative Committee - U.S. Plans.

         (f) JOINT ADMINISTRATIVE COMMITTEE. A committee called the "Joint Administrative Committee," consisting initially of the same individuals who constitute the Monsanto Employee Benefit Plans Committee, shall be the named fiduciary with responsibility for such administrative functions as may be delegated to it by the Monsanto Employee Benefits Plan Committee or the Pharmacia Administrative Committee - U.S. Plans, as applicable, with respect to AgCo Plans and Pharmacia Plans in which both AgCo Participants and Pharmacia Participants are participating. The chairperson of the Monsanto Employee Benefits Plan Committee shall have the power to remove, replace and appoint the members of the Joint Administrative Committee who represent AgCo, and the chairperson of the Pharmacia Administrative Committee - U.S. Plans shall have the power to remove, replace and appoint the members of the Joint Administrative Committee who represent Pharmacia; PROVIDED, that such committee shall at all times include an equal number of voting members representing AgCo and Pharmacia.

         (g) DELEGATIONS; NON-VOTING MEMBERS. The committees provided for above and the Chief Executive Officers of AgCo and Pharmacia shall have the power to delegate the powers given to them pursuant to this Section 4.6, as they deem appropriate. In addition, each of AgCo and Pharmacia shall be permitted to appoint, from time to time, up to two non-voting members to each of the above committees (or more with the approval of the chairperson of the affected committee).

         4.7 WORKERS' COMPENSATION EXCLUDED. Notwithstanding any other provision of this Agreement, this Agreement shall have no application to, and shall not govern the allocation of, any Liabilities for or relating to workers' compensation, which are governed by the Separation Agreement.

         4.8 MERGER AGREEMENT. AgCo and Pharmacia agree that, notwithstanding any provision of this Agreement, they shall comply with, and shall cause the other members of their respective Groups to comply with, the provisions of Sections 5.6(a) and 5.6(b) of the Merger Agreement.

                                   ARTICLE V.

                                  MISCELLANEOUS

         5.1 GUARANTEE OF SUBSIDIARIES' OBLIGATIONS. AgCo and Pharmacia shall cause to be performed, and each hereby guarantees the performance and payment of, all actions, agreements, obligations and Liabilities set forth herein to be performed or paid by their respective Subsidiaries.

         5.2 SHARING OF INFORMATION. Each of AgCo and Pharmacia shall, and shall cause each of the other members of their respective Groups to, provide to the other all such information in its possession as the other may reasonably request to enable it to administer its employee benefit plans and programs, and to determine the scope of, and fulfill, its obligations under this Agreement. Such information shall, to the extent reasonably practicable, be provided in the format and at the times and places requested, but in no event shall the party providing such information be obligated to incur any direct expense not reimbursed by the party making such request, nor to make such information available outside its normal business hours and premises. The right of AgCo and Pharmacia to receive information hereunder shall, without limiting the generality of the foregoing, extend to any and all reports, and the data underlying such reports, prepared by the Enrolled Actuary in making any determination under this Agreement. Any such information that is covered by attorney-client privilege or any similar privilege, protection or right of confidentiality shall be handled in such a manner as to preserve such privilege or right.

         5.3 TERMINATION. This Agreement shall be terminated in the event that the Separation Agreement is terminated and the Separation abandoned prior to the Separation Date. In the event of such termination, no party hereto shall have any Liability or obligation of any kind to any Person by reason of this Agreement.

         5.4 RIGHTS TO AMEND OR TERMINATE PLANS. No provision of this Agreement shall be construed (a) to limit the right of any member of the AgCo Group to amend or terminate any AgCo Plan, or the right of any member of the Pharmacia Group to amend or terminate any Pharmacia Plan, or (b) to create any right or entitlement whatsoever in any Employee, former Employee or Beneficiary, including a right to continued employment or to any benefit under a Plan or any other compensation; PROVIDED, that any amendment to or termination of a Plan that would materially affect the benefits of AgCo Participants or Pharmacia Participants or result in a material increase in the benefit expenses borne by the AgCo Group or the Pharmacia Group may be made only with the approval of AgCo or Pharmacia, as applicable.

         5.5 COMPLETE AGREEMENT. This Agreement and the agreements and other documents referred to herein shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

         5.6 GOVERNING LAW. Subject to applicable U.S. federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the laws regarding choice of laws and conflicts of laws) as to all matters, including matters of validity, construction, effect, performance and remedies.

         5.7 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be given in accordance with the provisions of
Section 10.05 of the Separation Agreement.

         5.8 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by a written agreement signed by both AgCo and Pharmacia.

         5.9 SUCCESSORS AND ASSIGNS; NO THIRD-PARTY BENEFICIARIES. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed). This Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and is not intended to confer upon any other Persons any rights or remedies hereunder.

         5.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.11 INTERPRETATION. The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

         5.12 LEGAL ENFORCEABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each of AgCo and Pharmacia acknowledges that money damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that their respective obligations hereunder shall be specifically enforceable.

         5.13 REFERENCES; CONSTRUCTION. References to any "Article," "Schedule" or "Section," without more, are to Articles, Schedules and Sections to or of this Agreement. Unless otherwise expressly stated, clauses beginning with the term "including" set forth examples only and in no way limit the generality of the matters thus exemplified.

                                  ARTICLE VI.

                                   DEFINITIONS

6.1 GENERAL. Any capitalized terms that are used in this Agreement but not defined herein (other than the names of Plans) shall have the meanings set forth in the Separation Agreement, and, as used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         AGCO EMPLOYEE: as of the Separation Date, any individual who is classified as an AgCo Employee under Section 1.1(a), and thereafter, any individual who is, at the relevant time, an Employee of any member of the AgCo Group.

         AGCO EMPLOYEE BENEFIT PLAN: any AgCo Plan that is an Employee Benefit Plan.

         AGCO ESOP LOAN:  defined in Section 2.3(d).

         AGCO ESOP SECURITY:  defined in Section 2.3(d).

         AGCO FORMER EMPLOYEE: any individual who is classified as an AgCo Former Employee under Section 1.2 and any individual who is an AgCo Employee on or after the Separation Date and who has, before the relevant time, ceased to be an AgCo Employee, other than as a result of a Transfer.

         AGCO GROUP: the Monsanto Group as defined in the Separation Agreement.

         AGCO PARTICIPANT: any individual who is an AgCo Employee, an AgCo Former Employee, or a Beneficiary of such an individual.

         AGCO PENSION PLAN:  defined in Section 2.1(b)(i).

         AGCO PLAN: any Plan sponsored by one or more members of the AgCo Group.

         AGCO SEPARATION PAY PLAN:  defined in Section 1.3(b).

         AGCO SIP:  defined in Section 2.3(b).

         AGCO SIP TRUST:  defined in Section 2.3(b).

         AGCO 2000 RETIREE WELFARE PLAN:  defined in Section 2.5(b).

         AGREEMENT: this Employee Benefits and Compensation Allocation Agreement, including the Schedules, in each case as amended and supplemented in accordance with the terms hereof.

         ALTERNATE PAYEE: an alternate payee under a domestic relations order which has been determined by the appropriate Plan administrator to be qualified under Section 414(p) of the Code and Section 206(d) of ERISA and that creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under any Plan, or an alternate recipient under a medical child support order that has been determined by the appropriate Plan administrator to be qualified under Section 609(a) of ERISA and that creates or recognizes the existence of an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under any Plan.

         ASSIGNED SPLIT DOLLAR POLICIES:  defined in Section 2.5(d).

         AUDIT LIABILITY:  defined in Section 4.3(a).

         BENEFICIARY: a beneficiary, dependent or Alternate Payee of a participant in a Plan or the estate of a deceased participant in a Plan, in each case, in his, her or its capacity as such a beneficiary, dependent, Alternate Payee or estate.

         CODE: the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

         ELIGIBLE EARNINGS: "Eligible Earnings" as defined in the Monsanto SIP, except that base pay shall be determined as of the Separation Date, annual incentive compensation shall be deemed to equal the annual incentive opportunity at outstanding performance as in effect on the Separation Date, and overtime and shift differentials shall be deemed to equal the overtime and shift differentials for the calendar year 1999.

         EMPLOYEE: with respect to any entity, an individual who is considered, according to the payroll and other records of such entity, to be employed by such entity, regardless of whether such individual is, at the relevant time, actively at work or on leave of absence (including vacation, holiday, sick leave, family and medical leave, disability leave, military leave, jury duty, layoff with rights of recall, and any other leave of absence or similar interruption of active employment that is not considered, according to the policies or practices of such entity, to have resulted in a permanent termination of such individual's employment by reason of long-term disability or otherwise).

         EMPLOYEE BENEFIT PLAN: any Plan that is an "employee benefit plan" within the meaning of Section 3(3) of ERISA (whether or not such Plan is subject to ERISA).

         EMPLOYER SECURITIES: shares of common stock of Pharmacia that are held in the Monsanto SIP immediately before the Separation Date.

         ENROLLED ACTUARY: Towers Perrin or another enrolled actuary selected by AgCo with the approval of Pharmacia, which approval shall not be unreasonably withheld.

         ERISA: the Employee Retirement Income Security Act of 1974, as amended, or any successor legislation, and the regulations promulgated thereunder.

         ESOP FINANCED SHARES: shares of Employer Securities that were acquired with the proceeds of any loans pursuant to the terms of Section 19 of the Monsanto SIP or the corresponding provisions of the AgCo SIP.

         ESOP FRACTION: the ratio of the Eligible Earnings of all AgCo Employees who are participating in the Monsanto SIP as of the relevant date to the Eligible Earnings of all Employees who are participating in the Monsanto SIP as of the relevant date. For purposes of any Audit Liability described in Section 4.3(a)(iii) that is imposed before the SIP Transfer Date, the relevant date shall be the last day of the month immediately before the month in which such Audit Liability is imposed, and for all other purposes, the relevant date shall be the SIP Transfer Date.

         EXISTING MONSANTO ESOP SECURITY: any unpaid portion of (a) the promissory note entered into on December 16, 1991 between Pharmacia and the Monsanto SIP Trust, (b) the 7.09% Guaranteed Amortizing ESOP Notes due December 15, 2000 issued by the Monsanto SIP Trust, and (c) and the 8.13% Guaranteed Amortizing ESOP Debentures due December 15, 2006 issued by the Monsanto SIP Trust.

         FOREIGN PLAN: any Plan maintained outside of the United States primarily for the benefit of individuals substantially all of whom are nonresident aliens with respect to the United States, other than the TCN Policy.

         FOUNDATION EMPLOYEE: an individual who is, immediately before the Separation Date, a Monsanto Employee in a corporate staff position that supports both the Agriculture Business and the Pharmacia Business.

         GROUP: the AgCo Group, the Monsanto Group, or the Pharmacia Group, as the context requires.

         HOST GROUP: with respect to each country set forth in Schedule II, either the AgCo Group or the Pharmacia Group, as indicated in Schedule II.

         INVESTMENT COMMITTEE: defined in Section 4.6(c).

         IPO: defined in the recitals.

         JOINT ADMINISTRATIVE COMMITTEE: defined in Section 4.6(f).

         MERGER: the Merger of MP Sub, Incorporated with and into Pharmacia & UpJohn, Inc. on March 31, 2000, as contemplated by the Merger Agreement.

         MERGER AGREEMENT: the Agreement and Plan of Merger among Monsanto Company, MP Sub, Incorporated and Pharmacia & Upjohn, Inc. dated as of December 19, 1999, as amended.

         MONSANTO EMPLOYEE: an individual who is an Employee of any member of the Pharmacia Group or the AgCo Group immediately before the Separation Date and who either (i) was an Employee of a member of the Monsanto Group immediately before the Merger or (ii) was hired after the Merger but before the Separation Date in a position such that he or she was eligible to participate in one or more of the Old Monsanto Plans.

         MONSANTO EMPLOYEE BENEFITS PLAN COMMITTEE: defined in Section 4.6(d).

         MONSANTO FOREIGN FORMER EMPLOYEES: any Monsanto Former Employee as to whom the Plans providing him or her with benefits are primarily Foreign Plans.

         MONSANTO FORMER EMPLOYEE: any individual who is not, as of the Separation Date, a Monsanto Employee but who was a Monsanto Employee at any time before the Separation Date, and who is, as of the Separation Date, entitled to any benefits (whether or not contingent and whether or not currently in pay status) under any Old Monsanto Plan or under any Monsanto Individual Supplemental Retirement Agreement.

         MONSANTO GROUP: the corporation now known as Pharmacia (then known as Monsanto Company) and its Subsidiaries, as they existed before the consummation of the Merger on March 31, 2000.

         MONSANTO INDIVIDUAL SUPPLEMENTAL RETIREMENT AGREEMENT: any agreement between any member of the Monsanto Group and any single Employee or former Employee of any member of the Monsanto Group providing for post-retirement income, pension or welfare benefits (other than pursuant to a Welfare Plan, a Qualified Plan, a Monsanto Non-Qualified Pension Plan, the Monsanto SIP Parity Plan or the TCN Policy).

         MONSANTO INTERNAL PEOPLE COMMITTEE: defined in Section 4.6(d).

         MONSANTO NON-QUALIFIED PENSION PLANS: the Monsanto Company ERISA Parity Pension Plan, the Monsanto Company Supplemental Retirement Plan, and any successors thereto.

         MONSANTO PENSION PLAN: the Monsanto Company Pension Plan and any successor thereto, other than the AgCo Pension Plan.

         MONSANTO RETIREE LIFE INSURANCE PLAN: the Monsanto Company Salaried and Non-Union Hourly Retiree Group Life Insurance Plan, consisting of the 1971, 1976, 1981, 1986, 1991, 1995, DeKalb and Searle/Nutrasweet Subplans.

         MONSANTO RETIREE MEDICAL PLAN: the Monsanto Company Salaried and Non-Union Hourly Retirees' Medical Benefits Plan, consisting of the 1971, 1976, 1981, 1986, 1991, 1995, DeKalb and Searle/Nutrasweet Subplans.

         MONSANTO RETIREE WELFARE PLANS: the Monsanto Retiree Life Insurance Plan and the Monsanto Retiree Welfare Plan.

         MONSANTO SEPARATION PLAN: the Monsanto Company Salaried and Non-Union Hourly Employees' Separation Plan.

         MONSANTO SIP: the Monsanto Savings and Investment Plan and any successor thereto, other than the AgCo SIP.

         MONSANTO SIP PARITY PLAN: the Monsanto Company ERISA Parity Savings and Investment Plan and any successor thereto, other than a Plan sponsored by one or more members of the AgCo Company.

         MONSANTO SIP TRUST: the Monsanto Company Defined Contribution and Employee Stock Ownership Trust and any successor thereto, other than the AgCo SIP Trust.

         MONSANTO U.S. FORMER EMPLOYEES: any Monsanto Former Employee who is not a Monsanto Foreign Former Employee.

         MONSANTO U.S. WELFARE PLAN: any Welfare Plan of one or more members of the Monsanto Group that is a U.S. Plan, but excluding Severance Plans.

         NEW MONSANTO ESOP SECURITY: defined in Section 2.3(d).

         NEW PHARMACIA U.S. WELFARE PLANS: defined in Section 2.5(a).

         OLD MONSANTO PLANS: those Plans that were, immediately before the Merger, sponsored by any member of the Monsanto Group.

         OVERSIGHT COMMITTEE: defined in Section 4.6(b).

         PBGC: the Pension Benefit Guaranty Corporation.

         PENSION TRANSFER DATE: defined in Section 2.1(b)(i).

         PHARMACIA: defined in the preamble.

         PHARMACIA ADMINISTRATIVE COMMITTEE - U.S. PLANS: defined in Section 4.6(e).

         PHARMACIA EMPLOYEE: as of the Separation Date, any individual who is classified as a Pharmacia Employee under Section 1.1(a) and thereafter, any individual who becomes, on or before the relevant date, an Employee of any member of the Pharmacia Group in a position such that he or she is eligible to participate in any Old Monsanto Plans.

         PHARMACIA EMPLOYEE BENEFIT PLAN: any Pharmacia Plan that is an Employee Benefit Plan.

         PHARMACIA FORMER EMPLOYEE: any individual who is classified as a Pharmacia Former Employee under Section 1.2, and any individual who is a Pharmacia Employee on or after the Separation Date and who has, as of the relevant time, ceased to be a Pharmacia Employee, other than as a result of a Transfer.

         PHARMACIA PARTICIPANT: any individual who is a Pharmacia Employee, a Pharmacia Former Employee, or a Beneficiary of such an individual.

         PHARMACIA PLAN: any Plan sponsored by a member of the Pharmacia Group.

         PHARMACIA RETAINED RETIREE LIFE INSURANCE SUBPLANS: the
Searle/Nutrasweet Subplan of the Monsanto Retiree Life Insurance Plan, the 1995 Subplan of the Monsanto Retiree Life Insurance Plan, and any successors thereto.

         PHARMACIA RETAINED RETIREE MEDICAL SUBPLANS: the Searle/Nutrasweet Subplan of the Monsanto Retiree Medical Plan, the 1995 Subplan of the Monsanto Retiree Medical Plan, and any successors thereto.

         PHARMACIA RETAINED RETIREE WELFARE SUBPLANS: the Pharmacia Retained Retiree Life Insurance Subplans and the Pharmacia Retained Retiree Medical Subplans.

         PLAN: any written or unwritten plan, policy, program, payroll practice, ongoing arrangement, trust, fund, contract, insurance policy or other agreement or funding vehicle provided by, contributed to or sponsored by one or more members of the AgCo Group or the Monsanto Group, providing benefits to AgCo Participants or Pharmacia Participants, regardless of whether it is mandated under local law or negotiated or agreed to as a term or condition of employment or otherwise, and regardless of whether it is governmental, private, funded, unfunded, financed by the purchase of insurance, contributory or noncontributory, but excluding individual agreements.

         SEPARATION AGREEMENT: defined in the recitals.

         SEVERANCE LIABILITIES: all Liabilities in respect of severance, redundancy and similar pay, salary continuation, and similar obligations relating to the termination or alleged termination of any such individual's employment, whether or not arising under a Severance Plan, but excluding Liabilities under individual employment agreements.

         SEVERANCE PLAN: defined in Section 1.3(a).

         SIP TRANSFER DATE: defined in Section 2.3(b).

         SPLIT DOLLAR LIFE INSURANCE PROGRAM: the Monsanto Company Executive Life Insurance Program, including all individual life insurance contracts, split dollar agreements and collateral assignments thereunder.

         TCN POLICY: the Monsanto Company Third Country National Policy.

         TRANSFER: the transfer of a Transferred Employee from the AgCo Group to the Pharmacia Group or from the Pharmacia Group to the AgCo Group, as applicable.

         TRANSFERRED EMPLOYEE: a Monsanto Employee who is an AgCo Employee or a Pharmacia Employee immediately before the Separation Date and who, at any time within one year after the Separation Date, becomes a Pharmacia Employee or an AgCo Employee, respectively, by agreement of AgCo and Pharmacia.

         U.S. WELFARE PLAN: any Welfare Plan that is a U.S. Plan.

         U.S.: the fifty states of the United States of America.

         U.S. PLAN: any Plan that is not a Foreign Plan.

         TRANSFER VALUE: defined in Schedule III.

         WELFARE PLAN: any Foreign Plan or U.S. Plan that is an "employee welfare benefit plan," as defined in Section 3(1) of ERISA, whether or not such plan is subject to ERISA.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                              PHARMACIA CORPORATION



                              By:   /s/ Christopher J. Coughlin
                                   ---------------------------------------------
                                    Christopher J. Coughlin
                                    Executive Vice President and Chief
                                    Financial Officer



                             MONSANTO COMPANY



                              By:   /s/ Hendrik A. Verfaillie
                                   ---------------------------------------------
                                    Hendrik A. Verfaillie
                                    President and Chief Executive Officer